Earnings (Loss) Per Share	12 Months Ended
Dec. 31, 2020
Earnings Per Share [Abstract]
Earnings (Loss) Per Share

10. Earnings (Loss) Per Share

Basic and diluted earnings per share are the same for each class of common stock because they are entitled to the same liquidation and dividend rights. The following table sets forth the computation of basic and diluted loss per Class A common stock and Class B common stock (amounts in thousands, except share and per share amounts):

	Year Ended December 31,
	2020	2019
Numerator:
Net loss attributable to common stockholders	$(1,099,914)	$(51,283)
Denominator:
Weighted average Class A and Class B common shares outstanding—Basic and Diluted	252,143,509	239,636,062

Net loss per share attributable to Class A and Class B Common stockholders—Basic and Diluted	$(4.36)	$(0.21)

Basic and diluted earnings per share was the same for each period presented as the inclusion of all potential Class A common stock and Class B common stock outstanding would have been anti-dilutive.

The following table presents the potential common stock outstanding that was excluded from the computation of diluted net loss per share of common stock as of the periods presented because including them would have been antidilutive:

	Year Ended December 31,
	2020	2019
Warrants	18,149,989	1,022,740
Options outstanding	55,316,336	55,456,890
Restricted stock units	13,913,076	—
VGA contingent purchase commitment (1)	15,221,334	—

Total	102,600,735	56,479,630

(1)

This refers to VGA’s commitment to purchase 15,221,334 shares of Class A Common Stock for $100.0 million subject to certain conditions including the achievement of a specified technical milestone by March 31, 2020. See Note 9 for more information.